Exhibit 99.1

April 26, 2007

JANUS ANNOUNCES FIRST QUARTER 2007 RESULTS

First quarter earnings of $0.19 per diluted share

Companywide long-term net inflows of $3.1 billion for the quarter,

Janus ex-INTECH long-term flows breakeven

More than 70% of retail funds outperformed their

Lipper peer group medians for 1, 3 and 5 years (1)

$200 million of stock buybacks during the first quarter,

reducing shares outstanding by 4.2%

DENVER — Janus Capital Group Inc. (NYSE: JNS) today reported first quarter net income of $35.6 million, or $0.19 per diluted share, compared with net income of $37.7 million, or $0.19 per diluted share, in the fourth quarter 2006.  The company’s investment management operating margin for the first quarter 2007 was 27.8% compared with 25.6% for the fourth quarter 2006.

Flows and Assets Under Management

Average assets under management during the first quarter increased 4.2% to $172.1 billion compared with $165.1 billion during the fourth quarter 2006.  At March 31, 2007, the company’s total assets under management were $176.2 billion, an increase of 5.1%, compared with $167.7 billion at December 31, 2006.  The increase in assets during the first quarter reflects $3.9 billion in market appreciation and fund performance, long-term net inflows of $3.1 billion and money market net inflows of $1.5 billion.

Janus’ INTECH subsidiary had long-term net inflows of $3.1 billion during the first quarter 2007 compared with long-term net inflows of $3.6 billion in the fourth quarter last year.  Excluding INTECH, Janus’ long-term net flows were breakeven in the first quarter 2007 versus long-term net outflows of $4.3 billion in the previous quarter.  First quarter included a previously

(1) Detailed Lipper total return and Morningstar risk-adjusted rankings for all JIF funds are on pages 9-10.

announced $0.9 billion subadvised mandate redemption, while the fourth quarter reflected $3.2 billion of subadvised mandate redemptions.

Investment Management

Janus’ relative investment management performance remained strong during the first quarter. Approximately 74%, 73% and 76% of the funds in the company’s primary retail fund family, Janus Investment Fund (JIF), ranked in the top half of their Lipper categories on a one-, three- and five-year total-return basis, respectively, as of March 31, 2007.  Six of those funds ranked in the top 10% of their Lipper peers during the same one-, three- and five-year periods.  In addition, approximately 59% of JIF funds earned a four- or five-star overall Morningstar risk-adjusted rating as of March 31, 2007.(1)

“We’re encouraged that the marketplace seems to be responding to our continued strong investment performance,” said Janus CEO Gary Black. “It’s especially gratifying to see break-even flows from our Janus-managed products.”

Financial Discussion

Financial Highlights

(dollars in millions, except per share data or as noted)

	Three Months Ended
	March 31,	December 31,	March 31,
	2007	2006	2006

Investment Management Segment
Average Assets (in billions)	$172.1	$165.1	$154.4
Ending AUM (in billions)	$176.2	$167.7	$158.1
Revenues	$247.9	$241.2	$232.5
Operating Expenses	$179.0	$179.5	$169.6
Operating Income	$68.9	$61.7	$62.9
Operating Margin	27.8%	25.6%	27.1%

Printing and Fulfillment Operating Loss	$(4.7)	$(2.4)	$(3.7)

Consolidated Net Income	$35.6	$37.7	$35.3
Diluted Earnings per Share	$0.19	$0.19	$0.17
Shares Repurchased (in millions)	9.4	6.1	5.7
Cost of Shares Repurchased	$200.2	$124.9	$125.0

(1) Detailed Lipper total return and Morningstar risk-adjusted rankings for all JIF funds are on pages 9-10.

Investment Management Segment

First quarter revenues of $247.9 million increased $6.7 million from the previous quarter primarily due to higher average assets under management.  Total operating expenses were flat quarter to quarter.  An increase in employee compensation, primarily caused by severance charges of $3.4 million, was offset by lower long-term incentive compensation from the final vesting of previous awards and a decline in legal and technology-related spending.

Printing and Fulfillment Segment

Janus’ printing business, Rapid Solutions Group (RSG), reported an operating loss of $4.7 million in the first quarter of 2007 primarily because of a decline in production volume compared with the previous quarter.

Capital and Liquidity

At March 31, 2007, Janus had stockholders’ equity of $2.2 billion, cash and investments of $412.1 million and $537.2 million of outstanding debt.  On March 30, 2007, Janus increased its ownership of INTECH to approximately 86.5% by purchasing an additional 4% interest in INTECH for $81.0 million.

As part of its capital and liquidity management, Janus reduced its outstanding shares by 4.2% during the first quarter by repurchasing 9.4 million shares of its common stock at an average price of $21.22 per share and a total cost of $200.2 million.  During the first quarter, Janus completed its second $500 million repurchase program and started a third $500 million program, which the Board of Directors approved January 23, 2007.  At March 31, 2007, $430.7 million was available for repurchase under the currently authorized program.

First Quarter 2007 Earnings Call Information

Janus Capital Group will discuss its results during a conference call on Thursday, April 26 at 10 a.m. Eastern Daylight Time.  The call-in number will be 877-301-7574.  Anyone outside the U.S. or Canada should call 706-643-3623.  The slides used during the presentation will be available in the investor relations section of the Janus Capital Group Web site (www.janus.com/ir) approximately one hour prior to the call.  For those unable to join the conference call at the scheduled time, an audio replay will be available on www.janus.com/ir.

About Janus Capital Group Inc.

Founded in 1969, Denver-based Janus Capital Group Inc. (Janus) is a recognized leader of growth and risk-managed investment strategies.  Our commitment to deliver for investors is rooted in our research-intensive approach and relentless passion to gain a competitive edge.

At the end of March 2007, Janus managed $176.2 billion in assets for more than four million shareholders, clients and institutions around the globe.  Outside the U.S., Janus has offices in London, Tokyo, and Hong Kong.   Janus Capital Group consists of Janus Capital Management LLC, Enhanced Investment Technologies, LLC (INTECH) and Capital Group Partners, Inc. (doing business as Rapid Solutions Group). In addition, Janus Capital Group owns 30% of Perkins, Wolf, McDonnell and Company, LLC.

Contacts:

Shelley Peterson, 303-316-5625

James Aber, 303-336-4513

###

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

Data presented reflects past performance, which is no guarantee of future results.  Rankings referenced exclude money markets.

Funds distributed by Janus Distributors LLC (4/07).

This press release includes statements concerning potential future events involving Janus Capital Group Inc. that could differ materially from the events that actually occur.  The differences could be caused by a number of factors including those factors identified in Janus’ Annual Report on Form 10-K for the year ended December 31, 2006, on file with the Securities and Exchange Commission (Commission file no. 001-15253), including those that appear under headings such as “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”  Many of these factors are beyond the control of the Company and its management.  Any forward-looking statements contained in this release are as of the date on which such statements were made.  The Company assumes no duty to update them, even if experience, unexpected events, or future changes make it clear that any projected results expressed or implied therein will not be realized.

JANUS CAPITAL GROUP INC.

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME

(dollars in millions, except per share data)

	Three Months Ended
	March 31,	December 31,	March 31,
	2007	2006	2006
Investment Management Revenues:
Investment management fees	$200.9	$194.1	$185.6
Performance fees	2.5	2.4	4.2
Shareowner servicing fees and other	44.5	44.7	42.7
Total	247.9	241.2	232.5

Investment Management Operating Expenses:
Employee compensation and benefits	87.4	82.9	83.4
Long-term incentive compensation	18.7	20.7	22.0
Marketing and advertising	5.1	8.6	5.4
Distribution	30.6	30.1	26.8
Depreciation and amortization	7.1	7.8	8.3
General, administrative and occupancy	30.2	33.0	33.7
Restructuring and impairments	0.4	0.5	—
Mutual fund investigation recoveries	(0.5)	(4.1)	(10.0)
Total	179.0	179.5	169.6

Investment Management Operating Income	68.9	61.7	62.9

Printing and Fulfillment Segment:
Revenue	23.5	24.7	23.6
Operating expenses	26.1	25.1	25.3
Depreciation and amortization	2.1	2.0	2.0
Printing and Fulfillment Operating Loss	(4.7)	(2.4)	(3.7)

Interest expense	(9.5)	(10.0)	(7.0)
Other income, net	7.1	14.0	9.0
Income tax provision	(21.8)	(21.8)	(22.2)
Equity in earnings of unconsolidated affiliate	1.7	1.7	1.7
Minority interest in consolidated earnings	(6.1)	(5.5)	(5.4)

Net Income	$35.6	$37.7	$35.3

Basic Earnings per Share
Weighted average shares outstanding (in millions)	187.3	193.6	210.1
Basic earnings per share	$0.19	$0.19	$0.17

Diluted Earnings per Share
Weighted average shares outstanding (in millions)	188.6	196.0	211.7
Diluted earnings per share	$0.19	$0.19	$0.17

Average Assets Under Management (in billions)	$172.1	$165.1	$154.4

JANUS CAPITAL GROUP INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(dollars in millions)

	March 31,	December 31,
	2007	2006
Assets
Cash and cash equivalents	$311.3	$559.7
Marketable securities	100.8	173.1
Other assets	327.1	291.7
Property and equipment, net	58.2	60.3
Intangibles and goodwill, net	2,529.9	2,453.1
Total Assets	$3,327.3	$3,537.9

Liabilities and Stockholders’ Equity
Debt	$537.2	$537.2
Other liabilities	196.9	295.0
Deferred income taxes	403.2	399.3
Stockholders’ equity	2,190.0	2,306.4
Total Liabilities and Stockholders’ Equity	$3,327.3	$3,537.9

UNAUDITED CONDENSED CONSOLIDATED

CASH FLOW INFORMATION

(dollars in millions)

	Three Months Ended
	March 31,	December 31,	March 31,
	2007	2006	2006
Cash provided by (used in):
Operating activities	$(18.0)	$104.3	$32.2
Investing activities	(21.5)	229.5	(128.2)
Financing activities	(208.9)	(234.0)	(129.4)
Net change during period	$(248.4)	$99.8	$(225.4)

Free Cash Flow (1)
Cash (used in) provided by operating activities	$(18.0)	$104.3	$32.2
Less: capital expenditures	(6.6)	(6.3)	(5.5)
	$(24.6)	$98.0	$26.7

Note:

(1)          Free cash flow is defined as cash flow from operations less capital expenditures.  The comparable GAAP measure is cash flow from operations.

JANUS CAPITAL GROUP INC.

ASSETS & FLOWS BY INVESTMENT DISCIPLINE

(dollars in billions)

	Three Months Ended
	March 31, 2007	December 31, 2006	March 31, 2006
Growth/Blend
Beginning of period assets	$66.8	$67.0	$68.5
Sales	3.9	2.3	3.5
Redemptions	4.7	7.0	3.6
Net sales (redemptions)	(0.8)	(4.7)	(0.1)
Market appreciation	2.2	4.5	3.1
End of period assets	$68.2	$66.8	$71.5

Global/International
Beginning of period assets	$16.0	$13.3	$12.2
Sales	1.7	1.4	0.9
Redemptions	1.1	0.7	1.1
Net sales (redemptions)	0.6	0.7	(0.2)
Market appreciation	0.5	2.0	1.3
End of period assets	$17.1	$16.0	$13.3

Mathematical/Quantitative
Beginning of period assets	$62.3	$55.6	$44.7
Sales	5.0	5.9	5.7
Redemptions	1.9	2.3	1.7
Net sales (redemptions)	3.1	3.6	4.0
Market appreciation	0.8	3.1	1.8
End of period assets	$66.3	$62.3	$50.6

Fixed Income
Beginning of period assets	$4.6	$4.7	$5.2
Sales	0.6	0.2	0.2
Redemptions	0.5	0.4	0.4
Net sales (redemptions)	0.1	(0.2)	(0.3)
Market appreciation	0.1	0.1	—
End of period assets	$4.8	$4.6	$4.9

Value
Beginning of period assets	$10.5	$9.7	$10.4
Sales	0.8	0.6	1.0
Redemptions	0.8	0.7	1.0
Net sales (redemptions)	—	(0.1)	0.1
Market appreciation	0.3	0.8	0.6
End of period assets	$10.8	$10.5	$11.1

Money Market
Beginning of period assets	$7.5	$8.0	$7.5
Sales	19.1	14.6	9.5
Redemptions	17.6	15.0	10.4
Net sales (redemptions)	1.5	(0.5)	(0.8)
Market appreciation	—	—	—
End of period assets	$9.0	$7.5	$6.7

Total
Beginning of period assets	$167.7	$158.3	$148.5
Sales	31.2	25.0	20.8
Redemptions	26.6	26.2	18.2
Net sales (redemptions)	4.6	(1.2)	2.6
Market appreciation	3.9	10.6	6.9
End of period assets	$176.2	$167.7	$158.1

Total Excluding Money Markets
Beginning of period assets	$160.2	$150.3	$141.0
Sales	12.1	10.5	11.3
Redemptions	9.0	11.2	7.8
Net sales (redemptions)	3.1	(0.7)	3.5
Market appreciation	3.9	10.6	6.9
End of period assets	$167.2	$160.2	$151.4

Total Excluding Mathematical/Quantitative & Money Markets
Beginning of period assets	$97.9	$94.7	$96.2
Sales	7.1	4.6	5.6
Redemptions	7.1	8.9	6.2
Net sales (redemptions)	—	(4.3)	(0.5)
Market appreciation	3.1	7.5	5.1
End of period assets	$100.9	$97.9	$100.8

Each line has been rounded on the schedule individually to increase the accuracy of the amounts presented. Therefore totals and subtotals may not foot.

Janus Investment Fund (“JIF”)

			Lipper Rankings Based
			on Total Returns as of 3/31/07
			1-Year		3-Year		5-Year		10-Year		Since PM Inception
	PM		Percentile	Rank /	Percentile	Rank /	Percentile	Rank /	Percentile	Rank /	Percentile	Rank /
	Inception	Lipper Category	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds
Growth Funds
Janus Fund	Jan-06	Large-Cap Growth Funds	7	47 / 722	16	97 / 613	33	163 / 503	40	76 / 190	6	42 / 711
Janus Twenty Fund(1)	Aug-97	Large-Cap Growth Funds	3	15 / 722	1	1 / 613	1	3 / 503	2	2 / 190	2	4 / 225
Janus Research Fund	Jan-06	Large-Cap Growth Funds	2	14 / 722	3	13 / 613	7	32 / 503	2	3 / 190	3	17 / 711
Janus Orion Fund	Jun-00	Multi-Cap Growth Funds	12	55 / 493	2	6 / 396	5	15 / 319	—	—	31	68 / 225
Janus Enterprise Fund	Jan-02	Mid-Cap Growth Funds	9	53 / 622	9	42 / 497	8	29 / 394	48	77 / 161	12	45 / 386
Janus Venture Fund(1)	Jan-01	Small-Cap Growth Funds	2	6 / 534	5	18 / 438	7	23 / 368	27	39 / 146	17	53 / 319
Janus Global Research Fund	Feb-05	Multi-Cap Growth Funds	4	18 / 493	—	—	—	—	—	—	2	6 / 418
Janus Triton Fund	Jun-06	Small-Cap Growth Funds	21	108 / 534	—	—	—	—	—	—	‡
Core Funds
Janus Growth and Income Fund	Dec-03	Large-Cap Core Funds	98	779 / 800	19	125 / 669	29	163 / 567	3	7 / 253	20	127 / 656
Janus Contrarian Fund	Feb-00	Multi-Cap Core Funds	1	5 / 893	1	1 / 656	1	2 / 476	—	—	11	36 / 331
Janus Balanced Fund	Apr-05	Mixed-Asset Target Alloc. Mod. Funds	69	291 / 423	21	63 / 312	40	84 / 212	6	6 / 112	16	60 / 383
Janus Fundamental Equity Fund	Apr-05	Large-Cap Core Funds	94	751 / 800	2	10 / 669	7	35 / 567	1	2 / 253	4	23 / 739
INTECH Risk-Managed Stock Fund	Feb-03	Multi-Cap Core Funds	57	503 / 893	15	98 / 656	—	—	—	—	29	158 / 559
International/Global Funds
Janus Overseas Fund	Jun-03	International Funds	1	3 / 986	1	1 / 807	7	41 / 668	4	11 / 278	1	1 / 749
Janus Worldwide Fund	Jun-04	Global Funds	32	128 / 402	94	284 / 302	97	231 / 238	74	74 / 100	79	242 / 306
Janus Global Technology Fund	Jan-06	Science & Technology Funds	24	69 / 288	30	77 / 262	49	119 / 242	—	—	31	88 / 288
Janus Global Life Sciences Fund	Dec-98	Health/Biotechnology Funds	84	148 / 177	43	67 / 158	50	70 / 139	—	—	37	18 / 48
Janus Global Opportunities Fund	Jun-01	Global Funds	63	251 / 402	92	276 / 302	75	179 / 238	—	—	23	49 / 213
Value Funds
Janus Mid Cap Value Fund - Inv(2)	Aug-98	Mid-Cap Value Funds	48	143 / 299	59	136 / 230	43	75 / 176	—	—	6	4 / 68
Janus Small Cap Value Fund - Inv.(1,2)	Feb-97	Small-Cap Core Funds	22	154 / 711	70	378 / 546	79	342 / 435	15	20 / 136	14	18 / 132
Income Funds
Janus Flexible Bond Fund	Dec-91	Intermediate Inv Grade Debt Funds	35	181 / 517	55	241 / 438	16	60 / 379	33	57 / 172	4	2 / 54
Janus High-Yield Fund	Dec-03	High Current Yield Funds	31	135 / 445	41	155 / 382	67	210 / 315	16	20 / 126	43	160 / 376
Janus Short-Term Bond Fund	Jun-03	Short Investment Grade Debt Funds	55	131 / 241	41	81 / 200	43	62 / 146	39	31 / 80	25	45 / 181
Janus Federal Tax-Exempt Fund	Feb-05	General Muni Debt Funds	48	116 / 241	72	167 / 233	67	145 / 217	83	114 / 137	50	116 / 234
Asset Allocation Funds
Janus Smart Portfolio-Growth	Dec-05	Mixed-Asset Target Alloc. Growth Funds	11	66 / 611	—	—	—	—	—	—	8	47 / 601
Janus Smart Portfolio-Moderate	Dec-05	Mixed-Asset Target Alloc. Mod. Funds	18	75 / 423	—	—	—	—	—	—	10	39 / 417
Janus Smart Portfolio-Conservative	Dec-05	Mixed-Asset Target Alloc. Cons. Funds	11	38 / 364	—	—	—	—	—	—	4	12 / 343

			Percent of JIF Funds per Lipper Quartile based on Total Returns
			1-Year		3-Year		5-Year		10-Year		Since PM Inception
1st Quartile				55.6%		54.5%		42.9%		53.3%		73.1%
2nd Quartile				18.5%		18.2%		33.3%		33.3%		23.1%
3rd Quartile				14.8%		18.2%		14.3%		6.7%		0.0%
4th Quartile				11.1%		9.1%		9.5%		6.7%		3.8%

Lipper Inc. — A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives.  Rankings are historical with capital gains and dividends reinvested. If an expense waiver was in effect, it may have had a material effect on the total return or yield for the period.

Data presented reflects past performance, which is no guarantee of future results.

Notes:

(1)           Closed to new investors

(2)           Ranking is for the investor share class only; other classes may have different performance characteristics.

 ‡             The Fund’s since PM-Inception ranking is not available.

Janus Investment Fund (“JIF”)	The Overall Morningstar RatingTM is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar RatingTM metrics.
Based on risk-adjusted returns as of 3/31/2007

		Overall Rating		Three-Year Rating		Five-Year Rating		Ten-Year Rating
Fund	Category	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds

Janus Fund	Large Growth Funds	***	1390	****	1390	***	1118	***	454
Janus Enterprise Fund	Mid-Cap Growth Funds	****	829	*****	829	*****	679	**	274
Janus Growth and Income Fund	Large Growth Funds	*****	1390	****	1390	****	1118	*****	454
Janus Research Fund	Large Growth Funds	****	1390	****	1390	****	1118	****	454
Janus Orion Fund	Mid-Cap Growth Funds	*****	829	*****	829	*****	679	N/A
Janus Twenty Fund (1)	Large Growth Funds	*****	1390	*****	1390	*****	1118	****	454
Janus Venture Fund (1)	Small Growth Funds	****	621	****	621	****	513	***	220
Janus Triton Fund	Small Growth Funds		N/A		N/A		N/A		N/A
Janus Global Research Fund	Large Growth Funds		N/A		N/A		N/A		N/A
Janus Global Life Sciences Fund	Specialty-Health Funds	***	186	***	186	***	166		N/A
Janus Global Technology Fund	Specialty-Technology Funds	***	288	****	288	***	265	N/A
Janus Overseas Fund	Foreign Large Growth Funds	*****	201	*****	201	*****	176	****	74
Janus Worldwide Fund	World Stock Funds	**	412	*	412	*	344	**	158
Janus Global Opportunities Fund	World Stock Funds	**	412	*	412	**	344	N/A
Janus Balanced Fund	Moderate Allocation Funds	****	871	****	871	***	650	****	358
INTECH Risk-Managed Stock Fund	Large Blend Funds	*****	1589	*****	1589		N/A		N/A
Janus Fundamental Equity Fund	Large Blend Funds	*****	1589	*****	1589	****	1249	*****	530
Janus Contrarian Fund	Large Blend Funds	*****	1589	*****	1589	*****	1249		N/A
Janus Mid Cap Value Fund - Investor Shares (2)	Mid-Cap Value Funds	****	276	***	276	****	204		N/A
Janus Small Cap Value Fund - Investor Shares (1,2)	Small Value Funds	***	310	***	310	**	238	****	79
Janus Federal Tax-Exempt Fund	Muni National Long Funds	**	271	***	271	**	260	**	191
Janus Flexible Bond Fund	Intermediate-Term Bond Funds	***	947	***	947	****	779	***	390
Janus High-Yield Fund	High Yield Bond Funds	****	463	***	463	***	385	****	162
Janus Short-Term Bond Fund	Short-Term Bond Funds	***	377	***	377	***	261	***	159
Janus Smart Portfolio-Growth	Moderate Allocation Funds		N/A		N/A		N/A		N/A
Janus Smart Portfolio-Moderate	Moderate Allocation Funds		N/A		N/A		N/A		N/A
Janus Smart Portfolio-Conservative	Conservative Allocation Funds		N/A		N/A		N/A		N/A

Percent of funds rated 4 / 5 Stars		59.1%		59.1%		52.4%		53.3%

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a funds monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.  The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star.

Past performance is no guarantee of future results.  Call 1-800-525-3713 or visit janus.com for current month end performance.